Actinium Pharmaceuticals, Inc.

September/October 2014
Company Presentation
Trading Symbol: ATNM

Disclaimer and Safe Harbor Statement

Disclaimer

The contents of this presentation and the information which you are given at the time of these slides and the presentation have not been approved by an authorized person within the meaning of the Financial Services and Markets Act 2000 (the "Act"). Reliance on this presentation and its slides for the purpose of engaging in investment activity may expose an individual to a significant risk of losing all of the property or other assets invested. This presentation does not constitute or form part of any offer for sale or subscription or solicitation of any offer to buy or subscribe for any securities in Actinium Pharmaceuticals, Inc. ("ATNM" or the "Company") nor shall it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. No reliance may be placed for any purpose whatsoever on the information contained in these slides or presentation and/or opinions therein. These slides and the presentation are exempt from the general restriction (in section 21 of the Act) on the communication of invitations or inducements to engage in investment activity on the grounds that it is made to: (a) persons who have professional experience in matters relating to investments who fall within Article 19(1) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"); or (b) high net worth entities and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(1) of the Order (all such persons together being referred to as "relevant persons"). Any person who is not a relevant person should not rely on this presentation or any of its contents and all persons (whether relevant persons or otherwise) are recommended to seek their own independent financial advice from a person authorized for the purposes of the Act before engaging in any investment activity involving the Company's securities.

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the private securities litigation reform act of 1995. Such forward-looking information and statements are based on the current estimates and projections of the Company or assumptions based on information currently available to the Company. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of revenues, future national or regional economic and competitive conditions, difficulties in developing the Company's technology platforms, retaining and expanding the Company's customer base, fluctuations in consumer spending on the Company's products and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation. Any forward-looking statements or information in this presentation speak only as at the date of this presentation.

Company Description

A public biotechnology company using world class science to develop and commercialize antibody directed radioisotopes to target unmet medical needs in cancer.

Company Overview

- ✓ Prior clinical data for Iomab-B and Actimab-A support pivotal/phase II development respectively
- ✓ Potential as breakthrough therapy, significant unmet medical need and strong KOL support imply successful market penetration for both Iomab-B and Actimab-A
- ✓ APIT platform poised to deliver multiple cancer drugs with blockbuster potential
- ✓ Expert team possessing the vision and desire to enhance shareholder value
- ✓ Positioned to benefit from increased market recognition of targeted payload therapies and an initial high-value, niche product model

Core Team & Advisors

Team	Background
Sandesh Seth, MS, MBA Executive Chairman	♦ 20+ years experience in investment banking (Cowen & Co.), equity research (Bear Stearns, Commonwealth Associates) and in industry (Pfizer, Warner-Lambert, SmithKline) ♦ Head of Healthcare Investment Banking at Laidlaw & Company (UK) Ltd. ♦ Lead Director, Relmada Therapeutics ♦ MS, Pharmaceutical Sciences at University of Oklahoma Health Center; MBA, Finance at New York University
Kaushik J. Dave, PhD, MBA President and CEO	♦ 25 years of Pharma and Biotech industry experience at both Big Pharma and small startups ♦ Former EVP at Antares Pharma, VP at Palatin Technologies, and Big Pharma (Schering-Plough and Merck) ♦ BPharm from University of Bath (UK), PhD from University of Kansas, MBA from Wharton School at The University of Pennsylvania
Dragan Cicic, MD, MBA Chief Medical Officer	♦ 9 years at Actinium Pharmaceuticals ♦ Former strategic consultant at QED Technologies and an investment banker at SG Cowen Securities ♦ MD, School of Medicine at The Belgrade University; MBA, Wharton School at The University of Pennsylvania ♦ Nieman Fellow at Harvard University
Richard Steinhart BBA, MBA Director	♦ Industry Consultant ♦ Former Senior Vice President, Finance and Chief Financial Officer of MELA Sciences Inc. ♦ Former Managing Director of Forest Street Capital/SAE Ventures, a boutique investment banking, venture capital, and management consulting firm focused on healthcare and technology companies. ♦ BBA and MBA, Pace University
Sergio Traversa, PharmD, MBA Director	♦ CEO of Relmada Therapeutics, Inc. ♦ 25+ years of management and investment experience in healthcare as a Portfolio Manager & Sr. Pharmaceutical Analyst (Mehta & Isaly, ING Barings, Merlin BioMed & Rx Capital) and in industry (CNS at Eli Lilly, Pfizer) ♦ MBA, Finance at New York University, Laurea of Pharmacy at the University of Turin
David Nicholson, PhD Director	♦ Head of Global Brands R&D, Actavis ♦ Former Head of R&D, Bayer CropScience ♦ Former Sr. VP and Head Worldwide Licensing and Knowledge Management at Merck ♦ Former Head of R&D at Organon prior to acquisition by Schering-Plough ♦ Ph.D., Pharmacology, University of Wales

Advisory Boards

Bone Marrow Transplant; Iomab-B (β)		Hematology; Actimab-A (α)	
Affiliation	**Member**	**Affiliation**	**Member**
Fred Hutchinson Cancer Research Center	**John Pagel, MD, PhD** Associate Member Clinical Research Division; Associate Professor, Medical Oncology Head, Hematologic Malignancies at Swedish C.I. *Chair; Lead Investigator for Iomab-B trials*	**Columbia University Medical Center**	**Joseph Jurcic, MD** Director of Hematologic Malignancies; Professor of Clinical Medicine *Chair; Lead Investigator for Actimab-A trials*
Memorial Sloan Kettering Cancer Center	**Sergio Giralt, MD** Chief of Adult Bone Marrow Transplant Service; Professor of Medicine, Weill Cornell	**Memorial Sloan Kettering Cancer Center**	**David Scheinberg, MD, PhD** Chair of Experimental Therapeutics Center; Chair of Molecular Pharmacology & Chemistry Program *Scientific Co-Founder*
MD Anderson Cancer Center	**Richard Champlin, MD** Chair and Professor, Department of Stem Cell Transplantation and Cellular Therapy; Associate Division Head, Department of Cancer Medicine	**MD Anderson Cancer Center**	**Hagop Kantarjian, MD** Department Chair, Research Chair and Professor, Department of Leukemia, Division of Cancer Medicine
Case Western Reserve University	**Hillard Lazarus, MD** Director of Novel Cell Therapy and Professor of Medicine, CWRU School of Medicine	**Johns Hopkins Medicine**	**Richard Wahl, MD** Director, Division of Nuclear Medicine/PET; Professor of Radiology and Nuclear Medicine
Baylor Sammons Cancer Center	**M. Yair Levy, MD** Medical Director, Hematologic Malignancy Clinical Research	**Fred Hutchinson Cancer Research Center**	**Elihu Estey, MD** Professor, Division of Hematology University of Washington *WHO AML Treatment guidelines* **John Pagel, MD, PhD**
University of Colorado	**Peter McSweeney, MD** Clinical Associate Professor of Medicine	**University of Pennsylvania Health System**	**Alexander Perl, MD** Assistant Professor, Division of Hematology/Oncology

Antibody Approaches Targeting Cancer Cells

Cancer Treatment Options

Opportunity	Radiation		Monoclonal Antibodies (mAbs)	
Treatment %	**50%**	◆ External radiation majority treatment ◆ Internal radiation has mostly no IP	**<10%**	◆ Always a pharmaceutical ◆ Strong IP protection
Pharmaceutical Revenue %	**<3%**	◆ Commoditized	**~30%**	◆ Mostly proprietary

Payload Approaches

	Company
α	**α - emitters**
	Actinium Pharmaceuticals
	Algeta - Acquired by Bayer
β	**β - emitters**
	GSK
	Spectrum Pharmaceuticals
	Immunomedics
	Novelos Therapeutics
	Peregrine Pharmaceuticals
	Toxins
	Pfizer
	Seattle Genetics
	Immunogen
	Peregrine Pharmaceuticals
	Progenics



α
β
TOXIN
Range: .06 mm
Energy: 4-8 MeV
Range: 1-10 mm
Energy: 0.2-2.0 MeV
DNA
Cancer cell

Actinium Pharmaceuticals

ATNM's Product Pipeline

Drug	Indication	Development Status: R & D	Preclin.	Phase 1	Phase 2	Phase 3
Iomab-B	HSCT[1] (Bone Marrow)					
Bismab-A[2]	AML					
Actimab-A (s.d.)	AML					
Actimab-A (f.d.)	AML					
Third Program	Not Disclosed					
Actimab-C	Colon Cancer					
Actimab-P	Prostate Cancer					
Actimab-Br	Breast Cancer					



s.d. – single dose
f.d. – fractionated dose (2)

1 HSCT stands for Hematopoietic Stem Cell Transplantation, a procedure in which cells capable of reconstituting normal bone marrow function are transplanted to a patient.
2 ATNM has decided to discontinue development of Bismab-A at this time due to supply, logistics and cost reasons. Actimab-A is the second generation drug of Bismab-A.

Actinium Pharmaceuticals

Market Positioning for Iomab-B, Actimab-A

ATNM products target both treatment stages for AML patients over 55 years of age


Diagnosis
Treatment
Response
Treatments
Death
High dose chemotherapy
Complete Response
Reduced Intensity BM Conditioning
AML Age >55
Relapsed & Refractory AML
Iomab-B
BMT
Actimab-A
Complete Response
Reduced Intensity BM Conditioning
Death
Current Treatments
ATNM Pipeline Drugs
Positive Response
Negative Response

Actinium Pharmaceuticals

Iomab-B Overview

- Breakthrough therapy potential for BMT conditioning especially for elderly, very sick patients with few curative treatment options
  - Initial intended indication is relapsed, refractory AML patients over 55 years old
- Compelling clinical data from proof of concept trial in elderly refractory and relapsed Acute Myeloid Leukemia
  - Large safety database: experience with 250+ patients in 5 Phase I and II clinical trials
  - Antibody in-licensed from Fred Hutchinson Cancer Research Center
  - 7 ongoing physician trials with BC8 mAb, the antibody used in Iomab-B, for other indications
- Safety and efficacy data to date indicate that Iomab-B can potentially disrupt the field of BMT
- Trials results and implied medical benefits have attracted significant interest and involvement from leading physicians

Iomab-B Treatment

Potentially faster pathway to a bone marrow transplant with fewer side effects

Current BMT Conditioning Approach



Chemotherapy
RIC
BMT
28-42 Days
4-Days

Iomab-B Regimen



Iomab-B
RIC
BMT
6-Days
4-Days

Actinium Pharmaceuticals

Iomab-B Phase I/II Results

Compelling clinical results enable pivotal Phase III trial

- Non-relapse mortality (NRM):
  - Day 100: 10%
  - Overall: 20% (NRM = 46% in comparable patients with myeloablative conditioning)
- Transplant related mortality: 14% (same as reduced intensity conditioning)

- Complete response rate: 100%
- Engraftment by day 28: 100%

All relapsed/refractory AML patients over 50



Percentage Survival
35%
30%
25%
20%
15%
10%
5%
0%
30%
10%
10%
19%
0%
0%
1 year
2 years
Iomab-B BMT (N=27)
Current BMT (N=10)
Chemotherapy (N=61)

Rel/ref AML patients over 50 w/ poor cytogenetics



Percentage Survival
35%
30%
25%
20%
15%
10%
5%
0%
33%
3%
3%
16%
0%
0%
1 year
2 years
Iomab-B BMT (N=18)
Current BMT (N=19)
Chemotherapy (N=95)

N = Number of patients treated

Iomab-B results from FHCRC clinical trials; Current BMT and Chemotherapy results from MD Anderson outcomes analysis

Sources: Blood 2009 114:5444-5453; unpublished FHCRC data

Actinium Pharmaceuticals

Iomab-B Pivotal Phase III Trial Design

- A successful End of Phase II meeting was held with the FDA and agreements were reached on the following Phase III Trial Design:
  - Initial indication: bone marrow conditioning in relapsed and refractory AML
  - Patients age: 55+
  - Study size: 150 subjects; 75 per study arm
  - Primary endpoint: complete response (CR) lasting six months
  - Secondary endpoint: overall survival (OS) at one year



Initial Screening
Fail
Not enrolled
Pass
Enrolled
RANDOMIZE
Study Arm Iomab-B and HSCT
Control Arm (Chemotherapy)
No CR
CR
Off Study
Observation
Crossover*
No CR
CR
NMA/RIC** and HSCT
Other modalities or observation
Current Treatments
ATNM Drug Candidate
Positive Response
Negative Response

*Control arm subjects with no CR are offered crossover to Iomab-B for ethical reasons.

**Nonmyeloablative Conditioning/Reduced Intensity Conditioning

Actinium Pharmaceuticals

Bone Marrow Transplant Centers

Ten centers perform thirty percent of AML transplants; HSCT fastest growing hospital procedure

Transplant Center Procedure Distribution

A total of 2,748 AML patients received allogeneic transplants in 2012



MD Anderson
Dana Farber
City of Hope
Washington Univ.
Fred Hutchinson
H Lee Moffitt
Johns Hopkins
Stanford
Baylor
New York Presbyterian
6%
4%
3%
3%
3%
2%
2%
2%
3%
2%

Transplant Activity in the US

AML transplant growth rate highest in patients > 55 (10.3% vs. 4.2%)



Transplants
20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
Autologous
Total Allogeneic HCT
All Transplants

Sources: Healthcare Cost and Utilization Project, AHRQ; US Dept. of HHS; CIBMTR (Preliminary review of information submitted to the CIBMTR)

Iomab-B Development Plan

Currently no approved treatments for Iomab-B targeted patients implies blockbuster potential


Indication*
2014
2015
2016
2017
2018
2019
2020
2021
2022
WW Mkt. potential
Acute Myeloid Leukemia
III
Approval
Sales start
$ 793
Myelodysplastic Syndrome
II
III
Approval
Sales start
$ 288
Acute Lymphoblastic Leukemia
II
III
Approval
Sales start
$ 240
Non-Hodgkins Lymphoma and Hodgkins disease
I
II
III
Approval
Sales start
$ 1,455
Multiple Myeloma
I
II
III
Approval
Sales start
$ 1,322
Total
$ 4,098

Phase I and Phase II represent physician trials at Fred Hutchison Cancer Research Center. Phase III trials represent ATNM sponsorship.
Non-AML timelines are projections and the Company makes no representation as to their ability to meet these timelines.
Sources: "Current Uses and Outcomes of Hematopoietic Stem Cell Transplantation 2010", CIMBTR Summary Slides;
"Trade, foreign policy, diplomacy and health: Pharmaceutical Industry", WHO website, http://www.who.int/trade/glossry/story073/en/ ;
"Hematopoietic stem cell transplantation A Global Perspective", NIH Public Access, JAMA 2010; Company Estimates

Actinium Pharmaceuticals

Iomab-B A New Treatment Paradigm

- ✓ Provides treatment alternative to patients with no options
- ✓ Significantly expands patient population eligible for BMT
- ✓ Provides potentially a faster way of performing BMT with fewer side effects
- ✓ Minimizes transplant related mortality
- ✓ Significantly increases curative outcomes

Bismab-A → Actimab-A

Second generation Actimab-A 500x more potent than Bismab-A

	1st Generation Bismab-A Profile	APIT Platform	2nd Generation Actimab-A Advantages
Target:	♦ AML		♦ AML
Effectiveness:	♦ Proof of concept in humans		+ 500x more potent than Bismab-A
Clinical Stage:	♦ Promising results in Phase II		♦ Currently in a Phase I/II Trial
Supply Chain:	♦ Complex, high COGS		+ Simple, 10x lower COGS
Ease of Use:	♦ Complex on site preparation		+ Central manufacturing
	♦ Does not require additional diagnostics		♦ Does not require additional diagnostics

Bismab-A's Proof of Concept

Bismab-A experience implies potentially lower risk Actimab-A trial

- High-risk AML patients; newly diagnosed and relapsed/refractory
- Complete Response represents eradication of leukemia cells after treatment



223%
Median survival 4x greater than historical data for untreated patients*
Change in Bone Marrow Blasts
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
0.5 mCi/kg
0.75 mCi/kg
1 mCi/kg
1.25 mCi/kg
Each bar = individual patient response

Source: Clin Cancer Res. 2010, 16(21):5303-5311
* Median survival 7.6 mo. vs 1.7 mo. historically for untreated

Bismab-A Compares Favorably on Efficacy and Mortality



Complete Response Rate
Bismab-A
Mylotarg
High Dose Chemo
HuM195
Cloretazine
Zarnestra
0%
10%
20%
30%
40%



Early Mortality Rate
First Generation
Approved & Withdrawn
Marketed
Not Approved
Not Approved
Not Approved
0%
10%
20%
30%
40%

Source: Company research and estimates.

Actinium Pharmaceuticals

Phase I Trial of Actimab-A

Pharmacologic effects in line with Bismab-A

- First-in-man, dose-escalating study at Memorial Sloan Kettering Cancer Center
- No significant toxicities; bone marrow myelosuppression as expected
- 53% (8/15) had blast reductions of ≥ 50%
- Actimab-A had anti-leukemic activity across all dose levels



% Change in Marrow Blasts
150%
125%
100%
75%
50%
25%
0%
-25%
-50%
-75%
-100%
0.5 µCi/kg
1 µCi/kg
2 µCi/kg
3 µCi/kg
4 µCi/kg

Source: Jurcic JG *et al. Blood* (ASH Meeting Abstracts) 2012; 118:768.

Actimab-A shows superior efficacy to Bismab-A in a comparable trial

Parameter	Bismab-A	Actimab-A
Elimination of peripheral blasts	27%	67%
Bone Marrow blasts decrease by 50% or more	28%	53%
Bone Marrow blasts 5% or less post treatment*	0%	20%

Actinium Pharmaceuticals

Actimab-A Clinical Trial Update

- Phase I/II clinical trial ongoing at world-class treatment centers
  - Memorial Sloan Kettering Cancer Center, Johns Hopkins Medicine, Fred Hutchinson Cancer Research Center, University of Pennsylvania Health Center, MD Anderson Cancer Center, Baylor Sammons Cancer Center

- New protocol sets lower standard than first Phase I Trial
  - Treating newly diagnosed patients; introducing cytoreduction (reduces the number of cancer cells)
  - New patient population is likely to respond better to treatment based on medically accepted criteria
  - No toxicity outside of blood cells at doses expected to be clinically effective

- Targeting interim results by ASH 2014

- Key highlights of the alpha program
  - Fourth time HuM195 and alpha-particle studied in patients
  - Clinically relevant pharmacologic effect seen in prior trials
  - Proven alpha-particle safety profile balanced with "sufficient potency" could lead to ability to control disease with improved survival

ATNM's Proprietary Technology Platform

APIT Technology



Antibody
(targeting agent)
Chelator
(linker)
α / β* emitter
(killing agent)

* Certain β emitters, specifically Iodine -131 in Iomab-B, do not require a linker

Key Highlights

- Proprietary strategy for Actimab-A encompasses patents for core aspects of drug preparation, production, composition and treatment using alpha radiation
- 35 Patents issued and pending, United States 7 (2 pending), International 26
- Eligible for orphan drug exclusivity
- Proprietary strategy for Iomab-B involves trade secrets, orphan drug and data exclusivities with intent to file process, labeling and other patents

Area	Description	US Expiration	US Status	Owner/Licensor
Platform Technology	Metastases larger than 1 mm	2019	Issued	MSKCC
Platform Technology	Antibody conjugates with DOTA chelators; methods of treating cancer using the same	2021	Issued	MSKCC
Drug preparation methods	Actinium 225 labeling method	2030	Pending	Owned
Drug preparation methods	Bismuth 213 labeling method	2019	Issued	MSKCC
Isotope production methods	Actinium 225 manufacturing in a cyclotron	2026/2027	Issued	Owned

Market Potential of Product Pipeline

#	Cancer Indication	Cases/Yr. in Target Market[1]	Target Population	Worldwide Market Potential ($mm)[2]
1st	**Bone Marrow Transplant (BMT)**	**48,000**	**48,000**	**$4,100**
2nd	**Acute Myeloid Leukemia (AML)**	**41,600**	**24,000**	**$920**
3rd	Glioblastoma Multiforme (GBM)	26,500	26,500	$1,100
4th	Prostate Cancer (metastatic)	591,000	298,455	$5,959
5th	Metastatic Colorectal Cancer	536,000	241,200	$4,824

1. Target market includes USA, EU and Japan
2. Market Potential calculated based on assumption that Actinium products for solid cancer indications will be priced at $20,000 per treatment; BMT preparation product will be priced at $85,000 per treatment; AML product will be priced at $60,000 per treatment; and GBM product will be priced at $60,000 per treatment. Estimates based on independent third party research and adjusted for lower pricing in non-US markets.

BMT (Iomab-B)

- The $1.3 billion Bone Marrow Transplant (BMT) market in the US is largely unaddressed by novel pharmaceutical drug companies
- BMT is the fastest growing hospital procedure in the US
  - ~20,000 of the ~60,000 BMTs in 2010 were performed in the US
- Sustained growth in patients treated over 55 yrs old
  - 8% in 2000 to 21% in 2005 and 27% in 2007

AML (Actimab-A)

- Acute Myeloid Leukemia is the deadliest form of leukemia
  - 55% of AML patients are over 65 years old
  - Disease is worse in older people
  - Insufficient treatment options are available in the marketplace
  - Treatment kills as many patients as it helps due to toxicity

Source: "Current Uses and Outcomes of Hematopoietic Stem Cell Transplantation 2010", CIBMTR Summary Slides; Company estimates

Near-term Value Drivers

Multiple milestones in next 12-18 months

- **Iomab-B**
  - ✓ Complete Phase III Protocol
  - ✓ Start cGMP mAb mfg
  - ✓ Start drug mfg cGMP process
  - – Complete cGMP mAb mfg
  - – Complete Drug mfg cGMP
  - – Submit Phase III IND
  - – Start Phase III
- **Actimab-A**
  - – Complete Phase I trial
  - – Complete mfg. improvements
  - – Start and complete Phase II trial
- **Third Program**
  - – Start preclinical development
  - – Complete preclinical development
  - – Potentially file IND
- **Additional Analyst Coverage**
- **Collaborations**
- **Partnering**

Company Overview

- ✓ Prior clinical data for Iomab-B and Actimab-A support pivotal/phase II development respectively
- ✓ Potential as breakthrough therapy implies successful market penetration for both Iomab-B and Actimab-A
- ✓ APIT platform poised to deliver multiple cancer drugs with blockbuster potential
- ✓ An expert team possessing the vision and desire to enhance shareholder value
- ✓ Positioned to benefit from increased market recognition of targeted payload therapies and an initial high-value, niche product model

Actinium Pharmaceuticals, Inc.

September/October 2014
Company Presentation
Trading Symbol: ATNM